Exhibit 99.6 Investor Day 2025 Water: New York Connected and Built for Growth Scaled to Win Powered by Performance

Disclaimer Unless the context otherwise provides, “we,” “us,” “our,” “CRH”, the “Company” and like terms refer to CRH plc and its consolidated subsidiaries. Forward-Looking Statements In order to utilize the “Safe Harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, CRH is providing the following cautionary statement. This presentation contains statements that are, or may be deemed to be, forward-looking statements with respect to the financial condition, results of operations, business, viability and future performance of CRH and certain of the plans and objectives of CRH. These forward-looking statements may generally, but not always, be identified by the use of words such as “will”, “anticipates”, “should”, “could”, “would”, “targets”, “aims”, “may”, “continues”, “expects”, “is expected to”, “estimates”, “believes”, “intends” or similar expressions. These forward-looking statements include all matters that are not historical facts or matters of fact at the date of this presentation. In particular, the following, among other statements, are all forward-looking in nature: plans and expectations regarding megatrends and growth with respect to each, including infrastructure, transportation, water and reindustrialization; statements regarding the long-term tailwinds in critical water infrastructure; information relating to U.S. funding needs; statements relating to CRH’s strategic position in large and growing markets; statements relating to CRH’s total addressable market; and statements relating to CRH’s water infrastructure growth prospects. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that may or may not occur in the future and reflect the Company’s current expectations and assumptions as to such future events and circumstances that may not prove accurate. You are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to publicly update or revise these forward-looking statements other than as required by applicable law. A number of material factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, certain of which are beyond our control, and which include, among other factors, the risks and uncertainties described herein and under “Risk Factors” in our 2024 Form 10-K and in our other filings with the SEC. Non-GAAP Financial Information This presentation includes discussion of Adjusted EBITDA generated by CRH’s water infrastructure business which is financial information that is not calculated in accordance with U.S. generally accepted accounting principles (‘GAAP’). Non-GAAP financial information should not be considered a replacement for GAAP measures. Investor Day 2025 1

T To od day ay’’s s S Sp peakers eakers Jason Jackson Marie Glenn President, Chief Operating Officer, Americas Materials Preferred Materials Investor Day 2025 2

Our Growth Algorithm Growing CRH Leading Megatrends Winning Way Compounder of Capital Infrastructure Transportation x = Water Proven long-term delivery 1 Double-digit earnings growth Reindustrialization Investor Day 2025 3 For footnoted information, refer to Appendix.

1 Leading US Water Infrastructure Player 1978 >80% $1.6B $0.5B Year Founded, Of CRH’s 2024 2024 3 3 Products Revenues Adj. EBITDA 47 Years Consume Aggregates & Cementitious 2 Materials Investor Day 2025 4 For footnoted information, refer to Appendix.

Where We Play in Water Water Infrastructure … … & water quality conveyance, flow control … Hydro Separation Pipes Culverts Manholes Bio Filtration Inlets Chambers Media Filtration Mechanical Separation Investor Day 2025 5

… a Key Role in Society Investor Day 2025 6

Scale: Our Unrivalled Advantage National Reach, Local Impact Efficient Scale, Cost Leadership CRH Powered Capabilities … 79 Facilities … Reaching all 50 states … Investor Day 2025 7

Connected Platform with Best-in-Class Expertise Customer-Driven Design, Specification Accessing Product Breadth & Regulatory Expertise CRH Aggregates, Cementitious Materials & Roads Capabilities Investor Day 2025 8

Growth Opportunity Needed for Water 1 >$1T Infrastructure ASCE 2025 Scorecard Stormwater Drinking Water Roads Wastewater D C- D+ D+ • Aging assets + climate resilience • Water = essential, non-discretionary • 152K water systems, highly fragmented Investor Day 2025 9 For footnoted information, refer to Appendix.

Strategically Positioned in Large & Growing Markets 1 Focused on the highest-growth segments of the $100B+ U.S. water ecosystem 2 5-year Projected CAGR Across Our Select Segments (’25-’30) 9.7% 8.4% 6.8% 5.9% 4.9% Capture Conveyance Storage Treatment Separation Water Quality Flow Control 3 … today, CRH has a $41B total addressable market in water infrastructure … Investor Day 2025 10 For footnoted information, refer to Appendix.

Strategically Positioned, Proven Value Creator 1 Leading Revenues US Water $1.6B Infrastructure 2024 Player 1 Adj. EBITDA +32% $0.5B CAGR ('19 - '24) 2024 … delivering growth through performance & a connected portfolio at scale … Investor Day 2025 11 For footnoted information, refer to Appendix.

Leading Superior Strategy, US Water Proven Results Infrastructure Player ü 47-year track record $1.6B ü Industry-leading results 1 2024 Revenue Strong Growth Why we Win in Water Opportunities Ahead ü Scale ü >$1T … non-discretionary ü Connected platform 2 water funding needs ü Exposed to highest-growth ü A large fragmented market … Water segments runway for continued growth Investor Day 2025 12 For footnoted information, refer to Appendix. Key Takeaways

Appendix: Endnotes Slide 3 1. ‘Double-digit earnings growth’ refers to CRH’s compound annualized growth rate of Adjusted EBITDA for the period from December 31, 2014 to December 31, 2024. Metrics from the financial year ended December 31, 2014 are based on IFRS. 2014 EBITDA (as defined) has been modified to exclude contributions from subsequently divested businesses. The adjustments required to reflect these metrics under U.S. GAAP have not been quantified. No material differences have been identified that would impact trends calculated in accordance with U.S. GAAP in comparison to IFRS. For source data of this 2014 metric, please refer to the Appendix of the main September 2025 Investor Day presentation. Metrics from the financial year ended December 31, 2024 are based on U.S. GAAP as reported in our 2024 Form 10-K. Slide 4 1. Market leadership positions are based on 2024 Revenue figures for CRH’s water infrastructure business and are derived from management estimates. 2. Management estimate. 3. Management estimate derived from financial information relating to CRH’s water infrastructure business for the financial year ended December 31, 2024. The nature of the adjustments for purposes of Adjusted EBITDA is consistent with CRH’s consolidated presentation. Slide 9 1. American Society of Civil Engineers, 2025 Infrastructure Report Card for America, March 2025. Slide 10 1. Global Water Intelligence Data, July 2025. 2. Bluefield research, Data Navigator, November 2024 and Global Water Intelligence Data, July 2025. 3. Management estimate. Slide 11 1. Management estimate derived from financial information relating to CRH’s water infrastructure business for the financial year ended December 31, 2024. The nature of the adjustments for purposes of Adjusted EBITDA is consistent with CRH’s consolidated presentation. Adjusted EBITDA CAGR: Management estimate comparing financial information relating to Adjusted EBITDA derived from CRH’s water infrastructure business for the financial year ended December 31, 2024, which was based on U.S. GAAP financial reporting, with the financial year ended December 31, 2019, which was based on IFRS financial reporting. The nature of the adjustments for purposes of Adjusted EBITDA is consistent with CRH’s consolidated presentation. No material differences have been identified that would impact trends calculated between the relevant periods. Slide 12 1. Management estimate derived from financial information relating to CRH’s water infrastructure business for the fiscal year ended December 31, 2024. 2. American Society of Civil Engineers, 2025 Infrastructure Report Card for America, March 2025. Investor Day 2025 13